CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-6

DERIVED INFORMATION 7/27/05

[$563,500,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$790,000,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-6

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Investor & Second Home Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 8/01/05 cutoff date.  Approximately 20.1% of the mortgage loans do not provide for any payments of principal in the first two, three, five, or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	438
Total Outstanding Loan Balance	$52,506,523*	Min	Max
Average Loan Current Balance	$119,878	$13,111	$617,600
Weighted Average Original LTV	81.6%**
Weighted Average Coupon	7.73%	5.00%	13.69%
Arm Weighted Average Coupon	7.67%
Fixed Weighted Average Coupon	8.07%
Weighted Average Margin	6.32%	3.25%	9.13%
Weighted Average FICO (Non-Zero)	661
Weighted Average Age (Months)	3
% First Liens	99.1%
% Second Liens	0.9%
% Arms	83.9%
% Fixed	16.1%
% of Loans with Mortgage Insurance	0.1%

*

Approximately [$52,525,000] of the total [$800,000,100] deal collateral will consist of loans on homes other than the borrower’s primary residence.

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
0.01 - 5.00	1	85,031	0.2	5.00	69.1	685
5.01 - 5.50	1	163,802	0.3	5.44	95.0	777
5.51 - 6.00	5	597,860	1.1	5.92	81.8	686
6.01 - 6.50	19	3,064,701	5.8	6.25	70.8	677
6.51 - 7.00	56	10,429,983	19.9	6.81	78.9	680
7.01 - 7.50	58	7,155,441	13.6	7.28	80.6	657
7.51 - 8.00	93	11,512,284	21.9	7.76	84.1	674
8.01 - 8.50	91	9,901,276	18.9	8.27	84.4	650
8.51 - 9.00	61	5,829,829	11.1	8.78	83.6	636
9.01 - 9.50	25	2,447,753	4.7	9.28	80.2	619
9.51 - 10.00	10	593,163	1.1	9.76	84.8	648
10.01 - 10.50	6	306,645	0.6	10.39	82.7	603
10.51 - 11.00	4	121,501	0.2	10.75	86.6	673
11.01 - 11.50	3	90,335	0.2	11.23	74.0	596
11.51 - 12.00	3	124,311	0.2	11.95	91.4	657
12.01 - 12.50	1	51,391	0.1	12.40	75.0	503
13.51 - 14.00	1	31,218	0.1	13.69	60.0	496
Total:	438	52,506,523	100.0	7.73	81.6	661

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
476 - 500	1	31,218	0.1	13.69	60.0	496
501 - 525	4	211,705	0.4	9.71	70.2	513
526 - 550	5	409,676	0.8	8.50	72.9	545
551 - 575	29	2,296,690	4.4	8.73	78.9	562
576 - 600	44	4,129,293	7.9	8.17	81.3	589
601 - 625	60	7,668,874	14.6	7.70	78.6	612
626 - 650	68	8,838,812	16.8	7.79	78.8	639
651 - 675	69	8,118,192	15.5	7.85	85.5	662
676 - 700	65	8,628,409	16.4	7.35	82.9	691
701 - 725	34	5,339,221	10.2	7.51	82.6	711
726 - 750	29	3,166,894	6.0	7.37	82.0	738
751 - 775	17	2,455,763	4.7	7.73	86.8	762
776 - 800	9	871,472	1.7	7.29	80.7	786
801 - 825	4	340,302	0.6	7.12	83.2	806
Total:	438	52,506,523	100.0	7.73	81.6	661

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
<= 50,000	61	2,538,659	4.8	8.78	79.4	646
50,001 - 100,000	210	13,540,038	25.8	8.04	82.7	649
100,001 - 150,000	59	7,367,000	14.0	7.72	84.5	662
150,001 - 200,000	32	5,566,323	10.6	7.61	82.2	663
200,001 - 250,000	30	6,642,262	12.7	7.46	80.8	661
250,001 - 300,000	16	4,398,848	8.4	7.34	77.3	641
300,001 - 350,000	8	2,657,880	5.1	8.03	82.9	653
350,001 - 400,000	6	2,237,978	4.3	7.35	80.3	717
400,001 - 450,000	9	3,839,638	7.3	7.10	77.9	687
450,001 - 500,000	4	1,938,185	3.7	7.59	81.0	689
500,001 - 550,000	1	545,929	1.0	8.65	95.0	655
600,001 - 750,000	2	1,233,781	2.3	7.63	80.0	680
Total:	438	52,506,523	100.0	7.73	81.6	661

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
<= 50.000	9	738,572	1.4	6.89	44.3	621
50.001 - 55.000	3	793,859	1.5	7.74	53.3	632
55.001 - 60.000	12	1,346,966	2.6	7.61	58.9	651
60.001 - 65.000	9	757,632	1.4	8.22	64.0	670
65.001 - 70.000	21	3,183,492	6.1	7.29	69.2	654
70.001 - 75.000	41	4,353,044	8.3	7.68	74.2	619
75.001 - 80.000	116	16,611,479	31.6	7.50	79.7	669
80.001 - 85.000	40	5,374,467	10.2	7.84	84.8	652
85.001 - 90.000	159	15,592,095	29.7	7.99	90.0	664
90.001 - 95.000	26	3,667,782	7.0	8.09	95.0	697
95.001 - 100.000	2	87,136	0.2	9.36	100.0	677
Total:	438	52,506,523	100.0	7.73	81.6	661

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	132	17,353,666	33.1	7.79	81.9	661
1.00	16	2,530,405	4.8	7.73	79.8	685
2.00	190	23,750,980	45.2	7.71	82.9	664
3.00	97	8,694,454	16.6	7.67	78.2	649
5.00	3	177,018	0.3	8.12	73.9	596
Total:	438	52,506,523	100.0	7.73	81.6	661

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	287	30,622,702	58.3	7.64	83.4	657
Reduced	80	12,068,912	23.0	7.97	78.9	665
No Income/ No Asset	8	395,065	0.8	9.67	78.3	635
Stated Income / Stated Assets	63	9,419,844	17.9	7.65	79.5	670
Total:	438	52,506,523	100.0	7.73	81.6	661

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Second Home	28	5,374,649	10.2	7.36	84.2	676
Investor	410	47,131,874	89.8	7.78	81.3	659
Total:	438	52,506,523	100.0	7.73	81.6	661

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	47	11,771,477	22.4	7.42	76.2	666
Nevada	20	3,805,323	7.2	7.71	81.7	673
Florida	23	3,479,288	6.6	7.65	85.3	660
New Jersey	14	2,508,614	4.8	7.31	82.2	668
Illinois	18	2,251,463	4.3	7.36	81.2	658
Ohio	30	2,001,554	3.8	8.06	82.5	621
Texas	30	1,950,178	3.7	8.08	83.3	643
New York	13	1,765,831	3.4	7.98	78.6	703
Arizona	14	1,643,200	3.1	7.75	84.4	704
Indiana	29	1,613,574	3.1	8.11	85.9	681
Washington	10	1,576,412	3.0	7.67	80.5	665
Virginia	14	1,483,605	2.8	7.98	82.3	620
Colorado	10	1,437,906	2.7	7.97	85.7	667
Tennessee	14	1,397,442	2.7	7.86	86.9	654
Michigan	24	1,348,376	2.6	8.48	81.5	639
Other	128	12,472,280	23.8	7.88	83.7	654
Total:	438	52,506,523	100.0	7.73	81.6	661

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	228	28,659,695	54.6	7.80	85.0	672
Refinance - Rate Term	21	2,039,239	3.9	7.44	77.3	649
Refinance - Cashout	189	21,807,588	41.5	7.67	77.5	648
Total:	438	52,506,523	100.0	7.73	81.6	661

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 2/28	308	42,291,044	80.5	7.68	82.4	664
Arm 3/27	14	1,194,373	2.3	7.51	75.3	643
Arm 5/25	3	551,029	1.0	6.81	67.7	605
Fixed - Balloon 15/30	10	439,250	0.8	10.69	92.6	665
Fixed Rate	103	8,030,826	15.3	7.93	78.6	651
Total:	438	52,506,523	100.0	7.73	81.6	661

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	301	31,914,504	60.8	7.82	82.5	657
3-4 Family	36	8,328,141	15.9	7.79	79.5	675
2 Family	51	4,830,743	9.2	7.58	77.9	657
PUD	25	3,931,549	7.5	7.55	81.7	648
Condo	25	3,501,587	6.7	7.20	83.9	687
Total:	438	52,506,523	100.0	7.73	81.6	661

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
0.01 – 4.00	18	3,726,811	8.5	7.26	83.1	703
4.01 – 4.50	7	788,392	1.8	6.70	82.1	658
4.51 – 5.00	15	2,309,049	5.2	6.99	81.6	705
5.01 – 5.50	11	2,228,186	5.1	6.53	70.0	651
5.51 – 6.00	68	7,459,176	16.9	7.22	82.7	676
6.01 - 6.50	38	4,722,616	10.7	7.68	82.7	647
6.51 - 7.00	56	7,862,184	17.9	7.69	82.8	657
7.01 - 7.50	60	9,420,390	21.4	8.03	81.3	664
7.51 - 8.00	32	3,852,834	8.7	8.55	85.3	630
8.01 - 8.50	9	682,752	1.6	9.09	84.2	643
8.51 - 9.00	10	890,546	2.0	9.46	84.7	604
9.01 - 9.50	1	93,510	0.2	9.63	90.0	612
Total:	325	44,036,446	100.0	7.67	82.1	663

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
1 - 3	5	760,191	1.7	9.50	65.3	648
4 - 6	2	43,004	0.1	11.40	68.9	615
16 - 18	2	190,210	0.4	6.85	80.0	624
19 - 21	83	10,498,630	23.8	7.54	81.2	655
22 - 24	216	30,799,010	69.9	7.69	83.3	668
31 - 33	5	377,621	0.9	7.53	66.7	617
34 - 36	9	816,751	1.9	7.49	79.2	655
37 >=	3	551,029	1.3	6.81	67.7	605
Total:	325	44,036,446	100.0	7.67	82.1	663

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
9.51 - 11.50	12	2,568,115	5.8	6.50	76.0	680
11.51 - 12.00	16	3,355,935	7.6	6.91	80.1	669
12.01 - 12.50	18	3,058,472	6.9	6.92	80.2	685
12.51 - 13.00	39	7,812,509	17.7	7.14	80.3	693
13.01 - 13.50	38	4,743,452	10.8	7.51	82.3	653
13.51 - 14.00	62	7,160,954	16.3	7.68	84.6	667
14.01 - 14.50	69	7,962,837	18.1	8.28	84.1	644
14.51 - 15.00	47	4,546,591	10.3	8.46	84.3	640
15.01 - 15.50	9	800,204	1.8	8.82	86.4	655
15.51 - 16.00	6	836,056	1.9	8.91	83.7	626
16.01 - 16.50	6	1,061,175	2.4	9.41	73.5	610
16.51 - 17.00	1	55,472	0.1	9.63	65.0	793
17.01 - 17.50	1	44,781	0.1	10.25	80.0	537
18.01 >=	1	29,893	0.1	11.80	80.0	655
Total:	325	44,036,446	100.0	7.67	82.1	663

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
<= 4.50	6	624,590	1.4	7.04	78.7	627
4.51 - 5.50	15	2,581,445	5.9	6.40	74.9	692
5.51 - 6.00	25	3,467,984	7.9	6.92	81.9	675
6.01 - 6.50	31	3,962,496	9.0	7.44	80.7	660
6.51 - 7.00	56	9,851,737	22.4	7.25	81.5	663
7.01 - 7.50	51	6,479,856	14.7	7.68	79.8	642
7.51 - 8.00	56	7,946,245	18.0	7.97	84.1	677
8.01 - 8.50	44	5,419,093	12.3	8.30	86.5	673
8.51 - 9.00	23	2,030,270	4.6	8.84	83.0	651
9.01 - 9.50	11	1,270,320	2.9	9.35	85.7	606
9.51 - 10.00	3	199,087	0.5	9.72	81.8	657
10.01 - 10.50	3	173,431	0.4	10.43	77.2	572
11.51 - 12.00	1	29,893	0.1	11.80	80.0	655
Total:	325	44,036,446	100.0	7.67	82.1	663

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.50	9	1,638,814	3.7	7.54	86.1	689
2.00	51	4,220,747	9.6	7.62	81.1	680
3.00	258	36,422,347	82.7	7.66	82.5	661
5.00	2	543,539	1.2	9.25	61.9	635
7.00	5	1,210,999	2.7	7.44	75.6	646
Total:	325	44,036,446	100.0	7.67	82.1	663

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	311	40,947,875	93.0	7.67	82.0	664
1.50	13	2,908,685	6.6	7.64	83.0	654
2.00	1	179,886	0.4	8.29	80.4	628
Total:	325	44,036,446	100.0	7.67	82.1	663

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	393	41,964,581	79.9	7.80	81.4	653
24	1	135,150	0.3	6.73	85.0	611
36	1	159,992	0.3	6.72	43.2	627
60	36	8,433,000	16.1	7.59	83.9	696
120	7	1,813,800	3.5	7.00	79.6	698
Total:	438	52,506,523	100.0	7.73	81.6	661

  *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
DTI	Loans	Balance	Balance	%	%	FICO
<= 0	2	68,583	0.1	9.79	60.9	742
1 - 5	6	395,911	0.8	7.25	77.1	665
6 - 10	9	729,258	1.4	7.88	80.2	635
11 - 15	8	717,659	1.4	8.37	88.8	672
16 - 20	23	2,519,475	4.8	7.82	77.7	678
21 - 25	31	3,373,150	6.4	7.80	78.5	657
26 - 30	31	3,860,921	7.4	7.67	83.4	664
31 - 35	50	6,404,484	12.2	7.64	84.0	664
36 - 40	74	9,756,180	18.6	7.80	80.0	670
41 - 45	89	11,002,771	21.0	7.78	82.1	655
46 - 50	111	13,191,830	25.1	7.62	82.0	657
51 - 55	2	189,411	0.4	8.19	85.8	634
56 - 60	2	296,889	0.6	8.67	87.9	600
Total:	438	52,506,523	100.0	7.73	81.6	661

  *     Note, for second liens, CLTV is employed in this calculation